Wells Fargo Funds Trust

Registration Nos. 333-74295; 811-09253

CERTIFICATE PURSUANT TO

17 C.F.R. 230.497(j)

The undersigned hereby certifies on behalf of Wells Fargo Funds Trust (the “Trust”) that the Prospectuses and related Statements of Additional Information describing the Small/Mid Cap Stock and Specialty Funds of the Trust, all of which would have been filed pursuant to 17 C.F.R. 230.497(c), do not differ materially from the Prospectuses and Statements of Additional Information for the aforementioned Funds contained in Post-Effective Amendment No. 108 to the Trust’s Registration Statement on Form N-1A filed pursuant to Rule 485(b) on March 1, 2007.

IN WITNESS WHEREOF, the Trust has caused this certificate to be executed and witnessed in its name and on its behalf by the undersigned on the 5th day of March, 2007.

Witness:	WELLS FARGO FUNDS TRUST

By:	__/s/ Johanne F. Castro__	By:	__/s/ Carol Lorts __
Name:	Johanne F. Castro		Carol Lorts
Title:	Assistant Secretary		Assistant Secretary